EXHIBIT 21.1

SUBSIDIARIES

Name	Jurisdiction of Organization
IIT Springing Member Inc.	Delaware
Industrial Income Operating Partnership LP	Delaware
IIT TRS Corp.	Delaware
IIT Real Estate Holdco LLC	Delaware
IIT Acquisitions LLC	Delaware
IIT 1905 Raymond Avenue LLC	Delaware
IIT Pinole Business Park I LP	Delaware
IIT Pinole Business Park I GP LLC	Delaware
IIT 48350 Fremont Blvd LP	Delaware
IIT 48350 Fremont Blvd GP LLC	Delaware
IIT Bell Gardens Portfolio I LP	Delaware
IIT Bell Gardens Portfolio I GP LLC	Delaware
IIT Portland Portfolio – Airport Park LLC	Delaware
IIT Portland Portfolio – Airport Center LLC	Delaware
IIT Atlanta – Suwanee Pointe LLC	Delaware
IIT Baltimore Brandon Woods I LLC	Delaware
IIT Dallas – 3737 & 4024 Rock Quarry Road LP	Delaware
IIT Dallas – 3737 & 4024 Rock Quarry Road GP LLC	Delaware
IIT Hagerstown Distribution Center	Delaware
IIT Inland Empire – 3700 Indian Avenue LP	Delaware
IIT Inland Empire – 3700 Indian Avenue GP LLC	Delaware
IIT Tampa – 4410 Eagle Falls Place LLC	Delaware
IIT Kent Valley Distribution Center LLC	Delaware
IIT Upper Marlboro Distribution Center LLC	Delaware
IIT Social Circle Distribution Center LLC	Delaware
IIT Tacoma Distribution Center LLC	Delaware
IIT Atlanta – Industrial Parkway DC LLC	Delaware
IIT Aurora Park 88 DC LLC	Delaware
IIT Bolingbrook Park 55 DC LLC	Delaware
IIT Carlisle Ritner Owner DC LLC	Delaware
IIT Carlisle Ritner DC LLC	Delaware
IIT Dallas – Vista Point GP LLC	Delaware
IIT Dallas – Vista Point LP	Delaware
IIT Hagerstown – Industrial Lane DC LLC	Delaware
IIT Ontario – Sterling DC GP LLC	Delaware
IIT Ontario – Sterling DC LP	Delaware
IIT Woodridge – Maple Point DC I LLC	Delaware
IIT Woodridge – Maple Point DC II LLC	Delaware
IIT Houston Commerce Park Portfolio Holdco LLC	Delaware
IIT Commerce Park NW GP LLC	Delaware
IIT Commerce Park NW LP	Delaware
IIT Commerce Park SW GP LLC	Delaware
IIT Commerce Park SW LP	Delaware
IIT Medical Center BP GP LLC	Delaware
IIT Medical Center BP LP	Delaware
IIT Westchase BP GP LLC	Delaware
IIT Westchase BP LP	Delaware
IIT Southwest Chicago / TX-GA-PA Holdco LLC	Delaware
IIT Southwest Chicago Holdco LLC	Delaware
IIT Woodridge – Bridge Point DC LLC	Delaware
IIT Woodridge – Park 355 DC LLC	Delaware
IIT Aurora DC LLC	Delaware
IIT TX-GA-PA Holdco LLC	Delaware
IIT York – Willow Springs Owner LLC	Delaware
IIT York Willow Springs LLC	Delaware
IIT Atlanta Liberty DC LLC	Delaware
IIT Sugarland Interchange DC GP LLC	Delaware
IIT Sugarland Interchange DC LP	Delaware

IIT Woodridge – Maple Point Lender LLC	Delaware
IIT Woodridge – Park 355 Lender LLC	Delaware
IIT Mt. Olive DC LLC	Delaware
IIT Keystone Industrial Park Owner DC LLC	Delaware
IIT Keystone Industrial Park LLC	Delaware
IIT Valley Forge Business Center Owner LLC	Delaware
IIT Valley Forge Business Center LLC	Delaware
IIT West Chester DC Owner LLC	Delaware
IIT West Chester DC LLC	Delaware
IIT Exton DC Owner LLC	Delaware
IIT Exton DC LLC	Delaware
IIT Ontario – Champagne DC GP LLC	Delaware
IIT Ontario – Champagne DC LP	Delaware
IIT Tamarac Commerce Center LLC	Delaware
IIT Tamarac Business Center LLC	Delaware
IIT Ft. Lauderdale Industrial I LLC	Delaware
IIT Ft. Lauderdale Industrial II LLC	Delaware
IIT Regional Industrial Portfolio Holdco LLC	Delaware
IIT Marina West Industrial LLC	Delaware
IIT Westfork Industrial LLC	Delaware
IIT Southpoint Industrial LLC	Delaware
IIT Valwood West GP LLC	Delaware
IIT Valwood West LP	Delaware
IIT Crossroads DC LLC	Delaware
IIT North American Industrial Fund I GP LLC	Delaware
IIT North American Industrial Fund I Limited Partner LLC	Delaware
IIT North American Industrial Fund I Limited Partnership	Delaware
IIT Hofer Ranch Industrial Center Trust	Maryland
IIT Hofer Ranch Industrial Center GP LLC	Delaware
IIT Hofer Ranch Industrial Center LP	Delaware
IIT NAIF Intermediate Holdco GP I LLC	Delaware
IIT NAIF Intermediate Holdco I LP	Delaware
IIT Inland Empire Logistics Center Trust	Maryland
IIT Inland Empire Logistics Center GP LLC	Delaware
IIT Inland Empire Logistics Center LP	Delaware
IIT Bedford Park Logistics Center Trust	Maryland
IIT Bedford Park Logistics Center LLC	Delaware
IIT Texas Industrial Portfolio Trust	Maryland
IIT Texas Industrial Portfolio GP LLC	Delaware
IIT Texas Industrial Portfolio LP	Delaware
IIT NAIF Intermediate Holdco GP II LLC	Delaware
IIT NAIF Intermediate Holdco II LP	Delaware
IIT South San Francisco DC Trust	Maryland
IIT South San Francisco DC GP LLC	Delaware
IIT South San Francisco DC LP	Delaware
IIT Redlands Industrial Center Trust I	Maryland
IIT Redlands Industrial Center I GP LLC	Delaware
IIT Redlands Industrial Center I LP	Delaware
IIT Redlands Industrial Center Trust II	Maryland
IIT Redlands Industrial Center II GP LLC	Delaware
IIT Redlands Industrial Center II LP	Delaware
IIT Franklin Square IC Trust I	Maryland
IIT Franklin Square IC I LLC	Delaware
IIT Franklin Square IC Trust II	Maryland
IIT Franklin Square IC II LLC	Delaware
IIT Orange County DC Trust	Maryland
IIT Orange County DC GP LLC	Delaware
IIT Orange County DC LP	Delaware
IIT Miami DC Trust	Maryland
IIT Miami DC LLC	Delaware